Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO SIGILON THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

FIRST AMENDMENT

This First Amendment (“Amendment”), effective as of February 2, 2017, amends the Exclusive Patent License Agreement (the “Agreement”) dated February 8, 2016 by and between Sigilon, Inc. (“Sigilon”) and the Massachusetts Institute of Technology (“M.I.T.”).  Capitalized terms not defined herein shall have the meaning assigned to them in the Agreement.

WHEREAS, pursuant to Section 2.2(b) of the Agreement, M.I.T. granted Sigilon an option to add to the PATENT RIGHTS of the Agreement M.I.T. and BCH’s patent rights in M.I.T. Case Nos. [***].

WHEREAS, Sigilon notified M.I.T. of its exercise of the OPTION RIGHT before the [***] year anniversary of the EFFECTIVE DATE, pursuant to Section 2.2(b)i of the Agreement.

WHEREAS, M.I.T. and Sigilon wish to amend the Agreement for the purposes of adding the patent rights associated with M.I.T. Case Nos. [***] to the PATENT RIGHTS of the Agreement under the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the promises and covenants contained herein, the parties hereby agree as follows:

1.             Appendix A of the Agreement shall be amended to read in its entirety as follows:

APPENDIX A

List of Patent Applications and Patents

I.             United States Patents and Applications

[***]

II.            International (non-U.S.) Patents and Applications

[***]

2              The parties hereby agree that Sigilon has no additional rights under Section 2.2.

Except as specifically modified or amended hereby, all other terms and conditions of the License Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the First Amendment Effective Date.

SIGILON, INC.		MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:	/s/ Paul Wotton	By:	/s/ Lesley Millar-Nicholson
Name:	Paul Wotton	Name:	Lesley Millar-Nicholson
Title:	President, CEO	Title:	Director, Technology License Office